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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported) October 21, 1999
                                                        ------------------



                                 LHS GROUP INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)







 Delaware                               0-22409               58-2224883
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (IRS EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)






6 Concourse Parkway, Suite 2700, Atlanta, Georgia                 30328
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)





Registrant's telephone number, including area code  (770)280-3000
                                                    -------------






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ITEM 5.  OTHER EVENTS

         On October 21, 1999, LHS Group Inc. announced certain consolidated financial information as of, and for the quarter and nine month period ended, September 30, 1999. This information is contained in a press release that is filed as Exhibit 99.1 to this Report.

ITEM 7.  Financial Statements and Exhibits

    (c)  Exhibits

         99.1 Press release dated October 21, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LHS GROUP INC.
                                        (Registrant)



                                        By:  /s/ Scott A. Wharton
                                             ---------------------------------
                                             Scott A. Wharton
                                             Senior Vice President,
                                             General Counsel and Secretary

Date:  October 21, 1999




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                                  EXHIBIT INDEX


Exhibit
Number                             Description
-------                            -----------
99.1             Press release dated October 21, 1999
























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